UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 13, 2008

HICKS ACQUISITION COMPANY I, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-33704 (Commission File Number)	20-8521842 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200
Dallas, TX
(Address of principal executive offices)	75201 (Zip code)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events
GPC Capital Corp. II, a Delaware corporation (“GPC”), has filed with the Securities and Exchange Commission (the “SEC”) a preliminary Registration Statement on Form S-4 (File No. 333-152983) that includes a preliminary proxy statement of Hicks Acquisition Company I, Inc., a Delaware corporation (the “Company”) and constitutes a preliminary prospectus of GPC. The preliminary proxy statement/registration statement was filed in connection with that certain Equity Purchase Agreement (the “Purchase Agreement”), dated as of July 1, 2008, by and among the Company, GPC Holdings, L.P., a Pennsylvania limited partnership, Graham Packaging Corporation, a Pennsylvania corporation, Graham Capital Company, a Pennsylvania limited partnership, Graham Engineering Corporation, a Pennsylvania corporation, BMP/Graham Holdings Corporation, a Delaware corporation, GPC, Graham Packing Holdings Company, a Pennsylvania limited partnership (“Graham Packaging”), and the other parties signatory thereto, pursuant to which, through a series of transactions (collectively, the “Transaction”), the Company’s stockholders will acquire a majority of the outstanding common stock of GPC, par value $0.01 per share, and GPC will own, either directly or indirectly, 100% of the partnership interests of Graham Packaging Company, L.P., a Delaware limited partnership (“Graham Operating Company”).
Additional Information About the Transaction and Where to Find It
In connection with the proposed Transaction, GPC has filed a preliminary Registration Statement on Form S-4 with the SEC that includes a preliminary proxy statement of the Company and constitutes a preliminary prospectus of GPC. Once finalized, the Company will mail the definitive proxy statement/prospectus to its stockholders. Before making any voting decision, the Company’s investors and security holders are urged to read the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus when it becomes available, as well as other relevant materials filed with the SEC, as they will contain important information regarding the Transaction. The Company’s stockholders may obtain copies of all documents filed with the SEC regarding the Transaction, free of charge, at the SEC’s website (www.sec.gov) or by directing a request to the Company at 100 Crescent Court, Suite 1200, Dallas, TX 75201 or by contacting the Company at (214) 615-2300.
Participants in Solicitation
The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the SEC. The Company’s stockholders may obtain additional information about the interests of the directors and officers of the Company in the Transaction by reading the preliminary Registration Statement on Form S-4 filed by GPC, which includes a preliminary proxy statement of the Company.
Information Concerning Forward-Looking Statements
This Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Report.
Such risk factors include, among others:
•	uncertainties as to the timing of the Transaction;

•	approval of the Transaction by the Company’s stockholders;

•	the satisfaction of closing conditions to the Transaction, including the receipt of regulatory approvals;

•	costs related to the Transaction;

•	the competitive environment in the industry in which Graham Packaging operates;

•	the diversion of management time on Transaction-related issues;

•	general economic conditions such as inflation or recession;

•	Graham Packaging’s ability to maintain margins due to future increases in commodity prices, including resin and energy costs;

•	Graham Packaging’s loss of large customers;

•	operating GPC as a public company;

•	Graham Packaging’s historical net losses;

•	the terms of Graham Packaging’s debt instruments, which restrict the manner in which Graham Packaging conducts its business and may limit Graham Packaging’s ability to implement elements of its business strategy;

•	Graham Packaging’s indebtedness, which could adversely affect Graham Operating Company’s cash flow;

•	that despite Graham Packaging’s current levels of indebtedness, Graham Packaging may incur additional debt in the future, which could increase the risks associated with Graham Packaging’s leverage;

•	Graham Packaging’s recovery of the carrying value of its assets;

•	Graham Packaging’s exposure to fluctuations in resin prices and its dependence on resin supplies;

•	risks associated with Graham Packaging’s international operations;

•	Graham Packaging’s dependence on significant customers and the risk that customers will not purchase its products in the amounts expected by Graham Packaging under their requirements contracts;

•	that the majority of Graham Packaging’s sales are made pursuant to requirements contracts;

•	a decline in prices of plastic packaging;

•	Graham Packaging’s ability to develop product innovations and improve its production technology and expertise;

•	infringement on Graham Packaging’s proprietary technology;

•	sales of Graham Packaging’s beverage containers may be affected by cool summer weather;

•	risks associated with environmental regulation and liabilities;

•	the possibility that interests of GPC’s stockholders will conflict with GPC’s interests;

•	Graham Packaging’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services;

•	Graham Packaging’s ability to successfully integrate its business with those of other businesses it may acquire;

•	risks associated with a significant portion of Graham Operating Company’s employees being covered by collective bargaining agreements;

•	Graham Packaging’s dependence on blow molding equipment providers;

•	market conditions for Graham Packaging’s products; and

•	the inability to maintain growth rates and the related impact on revenue, net income and fund inflows/ outflows.
The Company’s, GPC’s, Graham Operating Company’s and Graham Packaging’s actual results could differ materially from those anticipated in forward-looking statements for many reasons. The Company, GPC, Graham Operating Company and Graham Packaging undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this Report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. You should, however, review the factors and risks described in the preliminary proxy statement/prospectus on Form S-4 filed by GPC and the factors and risks to be described in the definitive proxy statement/prospectus and the reports the Company, GPC, and Graham Packaging will file from time to time with the SEC after the date of this Report. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: August 13, 2008

Hicks Acquisition Company I, Inc.
By:	/s/ JOSEPH B. ARMES
Joseph B. Armes
President, Chief Executive Officer and Chief Financial Officer